UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08721

Name of Fund:  BlackRock Global Technology Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
        Officer, BlackRock Global Technology Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/07

Date of reporting period: 04/01/06 - 09/30/06

Item 1 -    Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock
Global Technology Fund, Inc.


SEMI-ANNUAL REPORT    SEPTEMBER 30, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Global Technology Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
It's Fast, Convenient, & Timely!
To sign up today, go to www.blackrock.com/edelivery.



BlackRock Global Technology Fund, Inc.


Portfolio Information as of September 30, 2006


                                                   Percent of
                                                     Total
Geographic Allocation                             Investments

United States                                         75.8%
Taiwan                                                 1.6
Netherlands                                            1.4
Bermuda                                                1.3
Singapore                                              1.2
South Korea                                            0.5
Canada                                                 0.2
Other*                                                18.0

 * Includes portfolio holdings in exchange-traded funds and short-term investments.



                                                   Percent of
Ten Largest Equity Holdings                        Net Assets

Yahoo!, Inc.                                           5.4%
Corning, Inc.                                          5.0
QUALCOMM Inc.                                          4.7
Electronic Arts, Inc.                                  4.7
Intel Corp.                                            4.4
Cisco Systems, Inc.                                    4.0
Broadcom Corp. Class A                                 3.5
Google, Inc. Class A                                   3.1
Motorola, Inc.                                         3.0
Monster Worldwide, Inc.                                2.9



                                                   Percent of
                                                     Total
Industry Representation                           Investments

Semiconductors & Semiconductor Equipment*             19.4%
Communications Equipment                              19.1
Software                                              12.2
Internet Software & Services                           8.6
IT Services                                            8.0
Computers & Peripherals                                6.5
Electronic Equipment & Instruments                     4.6
Commercial Services & Supplies                         2.4
Internet & Catalog Retail                              1.2
Media                                                  0.7
Household Durables                                     0.2
Other**                                               17.1

 * Includes exchange-traded funds.

** Includes portfolio holdings in short-term investments.

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.





Proxy Results


During the six-month period ended September 30, 2006, BlackRock Global Technology Fund, Inc.'s shareholders voted on the following proposals. On August 15, 2006, the meeting was adjourned with respect to Proposals 1 and 3 until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:


                                                             Shares Voted       Shares Voted       Shares Voted
                                                                 For              Against            Abstain
1. To approve a new investment advisory agreement
   with BlackRock Advisors, Inc.                              17,328,293          838,192            399,161

3. To approve a contingent subadvisory agreement
   with BlackRock Advisors, Inc.                              17,276,254          862,382            427,009



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



A Letter to Shareholders


Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.


  Data, including assets under management, are as of June 30, 2006.




BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006


A Discussion With Your Fund's Portfolio Manager


Despite a challenging period for the sector, technology-driven change is all around us and we continue to invest in companies that we believe have the potential to benefit as a result.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2006, BlackRock Global Technology Fund, Inc.'s (formerly Merrill Lynch Global Technology Fund, Inc.) Class A, Class B, Class C, Class I and Class R Shares had total returns of -7.01%, -7.32%, -7.34%, -6.88% and -7.11%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund's returns lagged that of the broader market, as reflected in the +4.14% return of the Standard & Poor's 500 (S&P 500) Index, and the -2.29% return of its composite benchmark, a blended universe of the Goldman Sachs Technology Composite Index and the Morgan Stanley Capital International World Information Technology Index. For the same period, the Lipper Science & Technology Funds category recorded an average return of -6.10%. (Funds in this Lipper category invest primarily in science and technology stocks.)

The past six months represented a challenging period for investors in technology stocks. At the beginning of the reporting period, technology stocks struggled as the market digested first quarter earnings reports. Investors responded to typical seasonal weakness in demand for technology products, particularly in the area of personal computers, as inventory built up in some segments of the supply chain. During the summer, a number of companies admitted to potential accounting issues related to the back-dating of stock option grants to employees. This exacerbated the prevailing investor uncertainty. Still, the tech cycle during the summer showed normal seasonal softness. Typically, the end of the year brings strong results, coincident with continued healthy corporate profitability. After a significant decline in mid-July driven by the aforementioned factors, the market staged an impressive rally, with relatively consistent earnings from technology companies and a notable easing of energy prices.

Fund performance was hindered by poor stock selection and allocation decisions within Internet software & services, computers & peripherals and semiconductors. In particular, shares of online information portal Yahoo!, Inc., Internet superstore and auctioneer eBay, Inc. and computer hardware company EMC Corp. declined during the period. Additionally, stock selection in the media subsector, particularly Sirius Satellite Radio, Inc., detracted from performance. Partially offsetting the poor performance were positive results generated within communications equipment and IT services. There we saw positive performance from wireless company Sierra Wireless, Inc., fiber-optic cable maker Corning, Inc., wireless equipment company Motorola, Inc. and network equipment manufacturer Cisco Systems, Inc.


What changes were made to the portfolio during the period?

Transactions during the period reflected our continuous refinement of the portfolio, as we pared back names where our conviction level had declined and replaced those holdings with what we believed to be more appealing investments.

The most notable change was an increased exposure to semiconductors and communications equipment. Within semiconductors, purchases included Broadcom Corp. and MEMC Electric Materials, Inc. These replaced Teradyne, Inc. and Veeco Instruments, Inc. Within communications equipment, we initiated positions in Corning and Ciena Corp. replacing Powerwave Technologies. We reduced exposure to computers & peripherals, selling International Business Machines Corp. and Rackable Systems, Inc. among others. Our position in Sirius Satellite Radio was materially reduced over the period.


How would you characterize the Fund's position at the close of the period?

At the end of September, the Fund's largest sector weightings, in absolute terms, were in semiconductors & semiconductor equipment at 22.8% of net assets, communications equipment at 22.5% and software at 14.3%. This was followed by Internet software & services at 10.1%, IT services at 9.4% and computers & peripherals at 7.6%.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Despite the market's recent choppiness, we maintain a positive outlook for technology-related stocks heading into 2007. We continue to see solid long-term secular themes playing out in the technology theatre. The burgeoning growth of the Internet has provided a platform from which we would expect to see significant investment opportunities going forward. The Internet, once only a data-focused network, has transitioned rapidly and now offers multiple opportunities for growth in areas such as advertising, e-commerce, voice communications and video. We believe the amount of bandwidth to support these new services will increase the required capacity of the Internet multifold over the coming years. We have a number of positions in the portfolio that we expect to benefit from this growth at many levels, including Cisco Systems, eBay, Google, Inc., Juniper Networks and Yahoo!.

Technology has allowed for a more mobile society, enabling us to work and play independent of the office or home. Holdings that we believe will be positively impacted amid an increasingly untethered world include Apple Computer, Inc., QUALCOMM Inc., Motorola, Inc., Novatel Wireless, Inc. and SanDisk Corp. Of final note, we see continued growth in consumer electronics adoption in areas such as video games, navigation technology and flat panel televisions. These products appear to be in the early part of the consumer adoption cycle, winning favor with consumers and entering the mainstream. Fund holdings that tap into this theme include Corning, Electronic Arts, Inc. and NAVTEQ Corp., among others.

In summary, technology end markets are delivering solid growth, and stock valuations in this space remain reasonable. Technology-driven change is all around us, and we will continue to invest in companies that we believe are leveraged to this change and expected to benefit as a result. We thank you for your continued support and look forward to serving you in the months and years ahead.


Dominic Vignola
Vice President and Portfolio Manager


October 16, 2006


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares remain the same.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006


About Fund Performance


The Fund has multiple classes of shares:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares are not subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's returns would have been lower.



Recent Performance Results
                                                 6-Month           12-Month       Since Inception
As of September 30, 2006                       Total Return      Total Return       Total Return
Class A Shares*                                   -7.01%            + 1.34%            -21.96%
Class B Shares*                                   -7.32             + 0.57             -26.89
Class C Shares*                                   -7.34             + 0.43             -27.18
Class I Shares*                                   -6.88             + 1.58             -20.32
Class R Shares*                                   -7.11             + 1.10             -22.77
S&P 500r Index**                                  +4.14             +10.79             +34.10

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Since inception total return is from 6/26/98.

 ** This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 6/26/98.

    S&P 500 is a trademark of the McGraw-Hill Companies.


BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Class A Shares*++, Class B Shares*++, Class C Shares*++, Class I Shares*++ and Class R Shares*++ compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


Class A Shares*++

Date                                     Value

6/26/1998**                            $ 9,475.00
September 1998                         $ 8,414.00
September 1999                         $15,444.00
September 2000                         $24,891.00
September 2001                         $ 6,455.00
September 2002                         $ 3,961.00
September 2003                         $ 6,709.00
September 2004                         $ 6,279.00
September 2005                         $ 7,296.00
September 2006                         $ 7,394.00


Class B Shares*++

Date                                     Value

6/26/1998**                            $10,000.00
September 1998                         $ 8,860.00
September 1999                         $16,140.00
September 2000                         $25,822.00
September 2001                         $ 6,643.00
September 2002                         $ 4,048.00
September 2003                         $ 6,788.00
September 2004                         $ 6,304.00
September 2005                         $ 7,261.00
September 2006                         $ 7,311.00


Class C Shares*++

Date                                     Value

6/26/1998**                            $10,000.00
September 1998                         $ 8,860.00
September 1999                         $16,140.00
September 2000                         $25,812.00
September 2001                         $ 6,643.00
September 2002                         $ 4,048.00
September 2003                         $ 6,777.00
September 2004                         $ 6,293.00
September 2005                         $ 7,251.00
September 2006                         $ 7,282.00


Class I Shares*++

Date                                     Value

6/26/1998**                            $10,000.00
September 1998                         $ 8,880.00
September 1999                         $16,350.00
September 2000                         $26,424.00
September 2001                         $ 6,872.00
September 2002                         $ 4,227.00
September 2003                         $ 7,172.00
September 2004                         $ 6,738.00
September 2005                         $ 7,844.00
September 2006                         $ 7,968.00


Class R Shares*++

Date                                     Value

6/26/1998**                            $10,000.00
September 1998                         $ 8,867.00
September 1999                         $16,247.00
September 2000                         $26,129.00
September 2001                         $ 6,759.00
September 2002                         $ 4,136.00
September 2003                         $ 7,037.00
September 2004                         $ 6,594.00
September 2005                         $ 7,639.00
September 2006                         $ 7,723.00


Standard & Poor's 500 Index++++

Date                                     Value

6/26/1998**                            $10,000.00
September 1998                         $ 9,011.00
September 1999                         $11,517.00
September 2000                         $13,047.00
September 2001                         $ 9,573.00
September 2002                         $ 7,612.00
September 2003                         $ 9,469.00
September 2004                         $10,783.00
September 2005                         $12,104.00
September 2006                         $13,410.00

    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ** Commencement of operations.

   ++ The Fund invests primarily in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology-related industries.

 ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.




Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/06                     +1.34%            -3.98%
Five Years Ended 9/30/06                   +2.75             +1.65
Inception (6/26/98)
through 9/30/06                            -2.96             -3.59



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 9/30/06                     +0.57%            -3.43%
Five Years Ended 9/30/06                   +1.91             +1.54
Inception (6/26/98)
through 9/30/06                            -3.72             -3.72



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 9/30/06                     +0.43%            -0.57%
Five Years Ended 9/30/06                   +1.85             +1.85
Inception (6/26/98)
through 9/30/06                            -3.77             -3.77



Class I Shares                                              Return

One Year Ended 9/30/06                                      +1.58%
Five Years Ended 9/30/06                                    +3.00
Inception (6/26/98) through 9/30/06                         -2.71



Class R Shares                                              Return

One Year Ended 9/30/06                                      +1.10%
Five Years Ended 9/30/06                                    +2.70
Inception (6/26/98) through 9/30/06                         -3.08

     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2006 and held through September 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value         April 1, 2006 to
                                                        April 1,           September 30,          September 30,
                                                          2006                  2006                   2006
Actual

Class A                                                  $1,000              $  929.90                $ 8.90
Class B                                                  $1,000              $  926.80                $12.92
Class C                                                  $1,000              $  926.60                $13.11
Class I                                                  $1,000              $  931.20                $ 7.70
Class R                                                  $1,000              $  928.90                $10.10

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,015.68                $ 9.30
Class B                                                  $1,000              $1,011.49                $13.49
Class C                                                  $1,000              $1,011.29                $13.69
Class I                                                  $1,000              $1,016.92                $ 8.05
Class R                                                  $1,000              $1,014.43                $10.55

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.85% for Class A, 2.69% for Class B, 2.73% for Class C, 1.60% for Class I and 2.10% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                        Shares
       Industry       Common Stocks                       Held            Value

Bermuda--1.5%

       Semiconductors & Semiconductor
       Equipment--1.5%

       Marvell Technology Group Ltd. (a)(b)            185,900    $   3,600,883

       Total Common Stocks in Bermuda                                 3,600,883


Canada--0.3%

       Electronic Equipment
       & Instruments--0.3%

       Celestica, Inc. (a)                              64,600          693,804

       Total Common Stocks in Canada                                    693,804


Netherlands--1.6%

       Semiconductors & Semiconductor
       Equipment--1.6%

       ASML Holding NV Registered
         Shares (a)(b)                                 161,800        3,766,704

       Total Common Stocks in the Netherlands                         3,766,704


Singapore--1.5%

       Electronic Equipment
       & Instruments--1.5%

       Flextronics International Ltd. (a)              272,000        3,438,080

       Total Common Stocks in Singapore                               3,438,080


South Korea--0.5%

       Semiconductors & Semiconductor
       Equipment--0.5%

       Samsung Electronics Co., Ltd.                     1,800        1,262,758

       Total Common Stocks in South Korea                             1,262,758


Taiwan--1.9%

       Computers & Peripherals--0.3%

       Acer, Inc.                                      396,780          672,539

       Electronic Equipment
       & Instruments--1.6%

       AU Optronics Corp. (b)                          256,800        3,659,400

       Total Common Stocks in Taiwan                                  4,331,939


United States--89.6%

       Commercial Services
       & Supplies--2.9%

       Monster Worldwide, Inc. (a)                     187,300        6,778,387

       Communications
       Equipment--22.5%

       Arris Group, Inc. (a)                           267,400        3,064,404
       Ciena Corp. (a)                                  93,657        2,552,157
       Cisco Systems, Inc. (a)                         408,400        9,393,200
       Corning, Inc. (a)                               480,300       11,724,123
       Ditech Networks, Inc. (a)                       118,200          911,322
       F5 Networks, Inc. (a)                            41,700        2,240,124
       Finisar Corp. (a)(e)                            566,700        2,057,121
       Foundry Networks, Inc. (a)                       76,000          999,400
       Juniper Networks, Inc. (a)                       35,200          608,256
       Motorola, Inc. (e)                              285,300        7,132,500
       QUALCOMM Inc.                                   303,100       11,017,685
       Redback Networks, Inc. (a)                       78,200        1,085,416
                                                                 --------------
                                                                     52,785,708



                                                        Shares
       Industry       Common Stocks                       Held            Value

United States (continued)

       Computers & Peripherals--7.4%

       Apple Computer, Inc. (a)                         46,300   $    3,566,489
       EMC Corp. (a)                                   236,900        2,838,062
       Emulex Corp. (a)                                 58,400        1,061,128
       Network Appliance, Inc. (a)                      57,900        2,142,879
       Novatel Wireless, Inc. (a)(e)                   214,400        2,064,672
       SanDisk Corp. (a)(e)                            103,800        5,557,452
                                                                 --------------
                                                                     17,230,682

       Electronic Equipment
       & Instruments--2.1%

       Amphenol Corp. Class A                           11,500          712,195
       Jabil Circuit, Inc.                             149,100        4,259,787
                                                                 --------------
                                                                      4,971,982

       Household Durables--0.3%

       Directed Electronics, Inc. (a)                   45,200          682,520

       IT Services--9.4%

       Alliance Data Systems Corp. (a)                  61,600        3,399,704
       CheckFree Corp. (a)                             113,800        4,702,216
       Euronet Worldwide, Inc. (a)                     121,400        2,980,370
       Global Payments, Inc.                           115,300        5,074,353
       Paychex, Inc.                                   158,500        5,840,725
                                                                 --------------
                                                                     21,997,368

       Internet & Catalog Retail--1.4%

       GSI Commerce, Inc. (a)                          220,300        3,269,252

       Internet Software
       & Services--10.2%

       eBay, Inc. (a)(e)                               111,700        3,167,812
       Google, Inc. Class A (a)(e)                      18,300        7,354,770
       WebSideStory, Inc. (a)                           55,000          726,550
       Yahoo!, Inc. (a)                                497,500       12,576,800
                                                                 --------------
                                                                     23,825,932

       Media--0.8%

       Sirius Satellite Radio, Inc. (a)                480,000        1,876,800

       Semiconductors & Semiconductor
       Equipment--18.2%

       Advanced Micro Devices, Inc. (a)                 70,000        1,739,500
       Atheros Communications, Inc. (a)(e)             186,000        3,372,180
       Broadcom Corp. Class A (a)                      272,300        8,261,582
       Genesis Microchip, Inc. (a)                      95,000        1,118,150
       Intel Corp.                                     497,700       10,237,689
       Intersil Corp. Class A                           24,100          591,655
       MEMC Electronic Materials, Inc. (a)             110,300        4,040,289
       Microchip Technology, Inc.                       37,500        1,215,750
       Sirf Technology Holdings, Inc. (a)(e)            70,700        1,696,093
       Texas Instruments, Inc.                          91,900        3,055,675
       Trident Microsystems, Inc. (a)                   94,300        2,193,418
       Volterra Semiconductor Corp. (a)                115,100        1,870,375
       Xilinx, Inc. (e)                                149,200        3,274,940
                                                                 --------------
                                                                     42,667,296



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                        Shares
       Industry       Common Stocks                       Held            Value

United States (concluded)

       Software--14.4%

       Activision, Inc. (a)                            319,700   $    4,827,470
       Adobe Systems, Inc. (a)                          31,700        1,187,165
       CommVault Systems, Inc. (a)                      83,600        1,504,800
       Electronic Arts, Inc. (a)(e)                    197,100       10,974,528
       Microsoft Corp.                                  92,000        2,514,360
       NAVTEQ Corp. (a)                                 39,600        1,033,956
       Oracle Corp. (a)                                 78,900        1,399,686
       Red Hat, Inc. (a)                               287,000        6,049,960
       Salesforce.com, Inc. (a)(e)                      39,700        1,424,436
       Symantec Corp. (a)(e)                           127,200        2,706,816
                                                                 --------------
                                                                     33,623,177

       Total Common Stocks in the
       United States                                                209,709,104

       Total Common Stocks
       (Cost--$232,458,178)--96.9%                                  226,803,272



                                                        Shares
       Exchange-Traded Funds                              Held            Value

United States--1.0%

       Semiconductor HOLDRs Trust                       69,700   $    2,390,013

       Total Exchange-Traded Funds
       (Cost--$2,423,887)--1.0%                                       2,390,013


                                                    Beneficial
       Short-Term Securities                          Interest

       BlackRock Liquidity Series, LLC
          Cash Sweep Series I,
          5.18% (c)(f)                            $  6,582,414        6,582,414

       BlackRock Liquidity Series, LLC
          Money Market Series,
          5.33% (c)(d)(f)                           40,776,972       40,776,972

       Total Short-Term Securities
       (Cost--$47,359,386)--20.2%                                    47,359,386

Total Investments (Cost--$282,241,451*)--118.1%                     276,552,671
Liabilities in Excess of Other Assets--(18.1%)                     (42,334,252)
                                                                 --------------
Net Assets--100.0%                                               $  234,218,419
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments as of September 30, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $     283,174,406
                                                  =================
    Gross unrealized appreciation                 $      10,343,528
    Gross unrealized depreciation                      (16,965,263)
                                                  -----------------
    Net unrealized depreciation                   $     (6,621,735)
                                                  =================

(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series I                  $(3,412,256)      $ 116,989
    BlackRock Liquidity Series, LLC
       Money Market Series                  $(8,115,828)      $  34,532


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

(f) Represents the current yield as of September 30, 2006.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006


Statement of Assets and Liabilities

As of September 30, 2006
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $39,436,192) (identified cost--$234,882,065)                                                     $   229,193,285
       Investments in affiliated securities, at value (identified cost--$47,359,386)                                   47,359,386
       Cash                                                                                                               525,930
       Foreign cash (cost--$183,127)                                                                                      181,227
       Receivables:
           Securities sold                                                                     $     5,613,808
           Capital shares sold                                                                          18,726
           Dividends                                                                                    15,155
           Securities lending                                                                            1,999          5,649,688
                                                                                               ---------------
       Prepaid expenses                                                                                                    44,048
                                                                                                                  ---------------
       Total assets                                                                                                   282,953,564
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       40,776,972
       Payables:
           Securities purchased                                                                      6,744,779
           Capital shares redeemed                                                                     744,231
           Other affiliates                                                                            210,279
           Investment adviser                                                                          162,863
           Distributor                                                                                  82,143          7,944,295
                                                                                               ---------------
       Accrued expenses                                                                                                    13,878
                                                                                                                  ---------------
       Total liabilities                                                                                               48,735,145
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   234,218,419
                                                                                                                  ===============

Net Assets Consist of*

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $     1,014,321
       Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                      766,101
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      397,976
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      957,619
       Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                       17,147
       Paid-in capital in excess of par                                                                             1,454,233,580
       Accumulated investment loss--net                                                        $   (2,088,453)
       Accumulated realized capital losses--net                                                (1,215,389,192)
       Unrealized depreciation--net                                                                (5,690,680)
                                                                                               ---------------
       Total accumulated losses--net                                                                              (1,223,168,325)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   234,218,419
                                                                                                                  ===============

Net Asset Value*

       Class A--Based on net assets of $76,697,315 and 10,143,207 shares outstanding                              $          7.56
                                                                                                                  ===============
       Class B--Based on net assets of $54,283,950 and 7,661,009 shares outstanding                               $          7.09
                                                                                                                  ===============
       Class C--Based on net assets of $28,124,346 and 3,979,764 shares outstanding                               $          7.07
                                                                                                                  ===============
       Class I--Based on net assets of $73,857,270 and 9,576,188 shares outstanding                               $          7.71
                                                                                                                  ===============
       Class R--Based on net assets of $1,255,538 and 171,471 shares outstanding                                  $          7.32
                                                                                                                  ===============

       * Effective October 2, 2006, Class A, Class B, Class C, and Class I Shares were redesignated
         Investor A, Investor B, Investor C and Institutional Shares, respectively.

         See Notes to Financial Statements.


BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006


Statement of Operations

For the Six Months Ended September 30, 2006
Investment Income

       Dividends (net of $14,588 foreign withholding tax)                                                         $       416,561
       Interest from affiliates                                                                                           116,989
       Securities lending--net                                                                                             34,532
                                                                                                                  ---------------
       Total income                                                                                                       568,082
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,246,381
       Account maintenance and distribution fees--Class B*                                             367,317
       Transfer agent fees--Class B*                                                                   210,723
       Transfer agent fees--Class I*                                                                   186,763
       Transfer agent fees--Class A*                                                                   165,546
       Account maintenance and distribution fees--Class C*                                             148,621
       Transfer agent fees--Class C*                                                                    90,771
       Account maintenance fees--Class A*                                                               84,790
       Accounting services                                                                              59,410
       Professional fees                                                                                49,163
       Printing and shareholder reports                                                                 30,588
       Registration fees                                                                                26,080
       Custodian fees                                                                                   23,875
       Directors' fees and expenses                                                                     22,078
       Account maintenance and distribution fees--Class R                                                3,285
       Transfer agent fees--Class R                                                                      3,188
       Pricing fees                                                                                      1,890
       Other                                                                                            16,969
                                                                                               ---------------
       Total expenses before waiver                                                                  2,737,438
       Waiver of expenses                                                                             (84,733)
                                                                                               ---------------
       Total expenses after waiver                                                                                      2,652,705
                                                                                                                  ---------------
       Investment loss--net                                                                                           (2,084,623)
                                                                                                                  ---------------

Realized & Unrealized Loss--Net

       Realized loss on:
           Investments--net                                                                       (12,102,105)
           Foreign currency transactions--net                                                          (6,924)       (12,109,029)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (6,547,770)
           Foreign currency transactions--net                                                          (2,848)        (6,550,618)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                       (18,659,647)
                                                                                                                  ---------------
       Net Decrease in Net Assets Resulting from Operations                                                       $  (20,744,270)
                                                                                                                  ===============

       * Effective October 2, 2006, Class A, Class B, Class C, and Class I Shares were redesignated
         Investor A, Investor B, Investor C and Institutional Shares, respectively.

         See Notes to Financial Statements.


BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                September 30,        March 31,
Increase (Decrease) in Net Assets:                                                                   2006               2006
Operations

       Investment loss--net                                                                    $   (2,084,623)    $   (4,906,243)
       Realized gain (loss)--net                                                                  (12,109,029)         28,929,691
       Change in unrealized appreciation/depreciation--net                                         (6,550,618)         26,935,844
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                            (20,744,270)         50,959,292
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (34,807,900)      (103,178,936)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                   1,160              1,422
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (55,551,010)       (52,218,222)
       Beginning of period                                                                         289,769,429        341,987,651
                                                                                               ---------------    ---------------
       End of period*                                                                          $   234,218,419    $   289,769,429
                                                                                               ===============    ===============
           * Accumulated investment loss--net                                                  $   (2,088,453)    $       (3,830)
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006


Financial Highlights
                                                                                Class A+++++

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                     Sept. 30,                    For the Year Ended March 31,
provided in the financial statements.                     2006        2006          2005        2004         2003         2002
Per Share Operating Performance

Net asset value, beginning of period                $      8.13  $      6.89   $      7.72  $      4.72  $      7.99  $      9.81
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment loss--net***                                   (.05)        (.09)         (.08)        (.11)        (.09)        (.12)
Realized and unrealized gain (loss)--net                (.52)++       1.33++       (.75)++         3.11       (3.18)       (1.70)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                          (.57)         1.24         (.83)         3.00       (3.27)       (1.82)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      7.56  $      8.13   $      6.89  $      7.72  $      4.72  $      7.99
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                   (7.01%)+++       18.00%      (10.75%)       63.56%     (40.93%)     (18.55%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver                                  1.85%*        1.79%         1.94%        1.85%        1.94%        1.67%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                 1.92%*        1.84%         1.97%        1.85%        1.94%        1.67%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment loss--net                                   (1.40%)*      (1.22%)       (1.14%)      (1.56%)      (1.55%)      (1.30%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    76,697  $    67,464   $    74,023  $   108,969  $    73,949  $   142,697
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                      121.87%      166.14%       191.03%      120.50%       78.42%      165.34%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

  +++++ Effective October 2, 2006, Class A Shares were redesignated Investor A Shares.

        See Notes to Financial Statements.


BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006


Financial Highlights (continued)
                                                                                Class B+++++

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                     Sept. 30,                    For the Year Ended March 31,
provided in the financial statements.                     2006        2006          2005        2004         2003         2002
Per Share Operating Performance

Net asset value, beginning of period                $      7.65  $      6.54   $      7.38  $      4.55  $      7.78  $      9.62
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment loss--net***                                   (.08)        (.14)         (.13)        (.16)        (.13)        (.19)
Realized and unrealized gain (loss)--net                (.48)++       1.25++       (.71)++         2.99       (3.10)       (1.65)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                          (.56)         1.11         (.84)         2.83       (3.23)       (1.84)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      7.09  $      7.65   $      6.54  $      7.38  $      4.55  $      7.78
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                   (7.32%)+++       16.97%      (11.38%)       62.20%     (41.52%)     (19.13%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver                                  2.69%*        2.63%         2.77%        2.68%        2.78%        2.47%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                 2.76%*        2.67%         2.80%        2.68%        2.78%        2.47%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment loss--net                                   (2.23%)*      (2.06%)       (1.98%)      (2.39%)      (2.41%)      (2.10%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    54,284  $    98,273   $   129,911  $   224,281  $   181,756  $   474,172
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                      121.87%      166.14%       191.03%      120.50%       78.42%      165.34%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

  +++++ Effective October 2, 2006, Class B Shares were redesignated Investor B Shares.

        See Notes to Financial Statements.


BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006


Financial Highlights (continued)
                                                                                Class C+++++

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                     Sept. 30,                    For the Year Ended March 31,
provided in the financial statements.                     2006        2006          2005        2004         2003         2002
Per Share Operating Performance

Net asset value, beginning of period                $      7.63  $      6.52   $      7.37  $      4.55  $      7.77  $      9.62
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment loss--net***                                   (.08)        (.15)         (.13)        (.16)        (.13)        (.19)
Realized and unrealized gain (loss)--net                (.48)++       1.26++       (.72)++         2.98       (3.09)       (1.66)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                          (.56)         1.11         (.85)         2.82       (3.22)       (1.85)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      7.07  $      7.63   $      6.52  $      7.37  $      4.55  $      7.77
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                   (7.34%)+++       17.02%      (11.53%)       61.98%     (41.44%)     (19.23%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver                                  2.73%*        2.67%         2.82%        2.73%        2.85%        2.51%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                 2.80%*        2.72%         2.85%        2.73%        2.85%        2.51%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment loss--net                                   (2.27%)*      (2.10%)       (2.02%)      (2.44%)      (2.48%)      (2.14%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    28,124  $    34,421   $    40,997  $    66,594  $    50,295  $   123,955
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                      121.87%      166.14%       191.03%      120.50%       78.42%      165.34%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

  +++++ Effective October 2, 2006, Class C Shares were redesignated Investor C Shares.

        See Notes to Financial Statements.


BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006


Financial Highlights (continued)
                                                                                Class I+++++

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                     Sept. 30,                    For the Year Ended March 31,
provided in the financial statements.                     2006        2006          2005        2004         2003         2002
Per Share Operating Performance

Net asset value, beginning of period                $      8.28  $      7.00   $      7.82  $      4.77  $      8.06  $      9.86
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment loss--net***                                   (.04)        (.07)         (.06)        (.09)        (.07)        (.10)
Realized and unrealized gain (loss)--net                (.53)++       1.35++       (.76)++         3.14       (3.22)       (1.70)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                          (.57)         1.28         (.82)         3.05       (3.29)       (1.80)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      7.71  $      8.28   $      7.00  $      7.82  $      4.77  $      8.06
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                   (6.88%)+++       18.29%      (10.49%)       63.94%     (40.82%)     (18.26%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver                                  1.60%*        1.54%         1.69%        1.60%        1.69%        1.42%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                 1.67%*        1.58%         1.71%        1.60%        1.69%        1.42%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment loss--net                                   (1.15%)*       (.97%)        (.85%)      (1.31%)      (1.30%)      (1.05%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    73,857  $    88,112   $    95,897  $   219,677  $   144,992  $   272,576
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                      121.87%      166.14%       191.03%      120.50%       78.42%      165.34%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

  +++++ Effective October 2, 2006, Class I Shares were redesignated Institutional Shares.

        See Notes to Financial Statements.


BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006


Financial Highlights (concluded)
                                                                                             Class R

                                                                  For the Six                                     For the Period
                                                                  Months Ended          For the Year Ended      January 3, 2003++
The following per share data and ratios have been derived          Sept. 30,                March 31,              to March 31,
from information provided in the financial statements.                2006         2006        2005        2004        2003
Per Share Operating Performance

       Net asset value, beginning of period                      $      7.88   $      6.69  $      7.52  $      4.57  $      4.92
                                                                 -----------   -----------  -----------  -----------  -----------
       Investment loss--net***                                         (.06)         (.11)        (.09)        (.13)        (.01)
       Realized and unrealized gain (loss)--net                      (.50)**        1.30**      (.74)**         3.08        (.34)
                                                                 -----------   -----------  -----------  -----------  -----------
       Total from investment operations                                (.56)          1.19        (.83)         2.95        (.35)
                                                                 -----------   -----------  -----------  -----------  -----------
       Net asset value, end of period                            $      7.32   $      7.88  $      6.69  $      7.52  $      4.57
                                                                 ===========   ===========  ===========  ===========  ===========

Total Investment Return

       Based on net asset value per share                         (7.11%)+++        17.79%     (11.04%)       64.55%   (7.11%)+++
                                                                 ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

       Expenses, net of waiver                                        2.10%*         2.03%        2.21%        2.10%       2.17%*
                                                                 ===========   ===========  ===========  ===========  ===========
       Expenses                                                       2.17%*         2.07%        2.25%        2.10%       2.17%*
                                                                 ===========   ===========  ===========  ===========  ===========
       Investment loss--net                                         (1.64%)*       (1.45%)      (1.34%)      (1.81%)     (1.46%)*
                                                                 ===========   ===========  ===========  ===========  ===========

Supplemental Data

       Net assets, end of period (in thousands)                  $     1,256   $     1,499  $     1,159  $       472  $   --+++++
                                                                 ===========   ===========  ===========  ===========  ===========
       Portfolio turnover                                            121.87%       166.14%      191.03%      120.50%       78.42%
                                                                 ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Includes a redemption fee, which is less than $.01 per share.

    *** Based on average shares outstanding.

     ++ Commencement of operations.

    +++ Aggregate total investment return.

  +++++ Amount is less than $1,000.

        See Notes to Financial Statements.


BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006 Merrill Lynch Global Technology Fund, Inc. was renamed BlackRock Global Technology Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Effective October 2, 2006, Class A, Class B, Class C, and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares were not redesignated. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortization cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined at the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly owned subsidiary of Merrill Lynch Group, Inc.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


MLIM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund not exceeding $1 billion, 0.95% of the average daily net assets of the Fund in excess of $1 billion but not exceeding $2 billion and 0.90% of the average daily net assets in excess of $2 billion. For the six months ended September 30, 2006, MLIM waived a portion of its fee. MLIM earned fees of $1,246,381, of which $84,733 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                            Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended September 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                                FAMD             MLPF&S

Class A                                      $   315          $   3,567


For the six months ended September 30, 2006, MLPF&S received contingent deferred sales charges of $21,909 and $262 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of September 30, 2006, the Fund lent securities with a value of $7,240,650 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended September 30, 2006, MLIM, LLC received $14,183 in securities lending agent fees.

In addition, MLPF&S received $315,362 in commissions on the execution of portfolio security transactions for the Fund for the six months ended September 30, 2006.

For the six months ended September 30, 2006, the Fund reimbursed MLIM $2,606 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Advisor for services it provides a fee equal to 74% of the management fee paid to the Manager.

In connection with the closing, the Fund's Transfer Agent became PFPC, Inc., an affiliate of the Manager. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., became an additional distributor. MLIM, LLC, the security lending agent, became BlackRock Investment Management, LLC.

Prior to the closing, certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, MLAM U.K., ML & Co., and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2006 were $304,764,550 and $336,984,258, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $34,807,900 and $103,178,936 for the six months ended September 30, 2006 and for the year ended March 31, 2006, respectively.

Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares were not redesignated.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
September 30, 2006                            Shares             Amount

Shares sold                                  218,029    $     1,634,342
Automatic conversion of shares             3,177,125         22,369,145
                                     ---------------    ---------------
Total issued                               3,395,154         24,003,487
Shares redeemed                          (1,554,601)       (11,533,463)
                                     ---------------    ---------------
Net increase                               1,840,553    $    12,470,024
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  461,985    $     3,475,257
Automatic conversion of shares             1,109,308          8,276,839
                                     ---------------    ---------------
Total issued                               1,571,293         11,752,096
Shares redeemed                          (4,015,087)       (30,060,489)
                                     ---------------    ---------------
Net decrease                             (2,443,794)    $  (18,308,393)
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
September 30, 2006                            Shares             Amount

Shares sold                                  191,881    $     1,353,319
                                     ---------------    ---------------
Shares redeemed                          (2,000,375)       (14,128,642)
Automatic conversion of shares           (3,381,215)       (22,369,145)
                                     ---------------    ---------------
Total redeemed                           (5,381,590)       (36,497,787)
                                     ---------------    ---------------
Net decrease                             (5,189,709)    $  (35,144,468)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  808,298    $     5,662,057
                                     ---------------    ---------------
Shares redeemed                          (6,658,171)       (46,791,035)
Automatic conversion of shares           (1,173,637)        (8,276,839)
                                     ---------------    ---------------
Total redeemed                           (7,831,808)       (55,067,874)
                                     ---------------    ---------------
Net decrease                             (7,023,510)    $  (49,405,817)
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
September 30, 2006                            Shares             Amount

Shares sold                                  125,194    $       882,799
Shares redeemed                            (658,666)        (4,643,804)
                                     ---------------    ---------------
Net decrease                               (533,472)    $   (3,761,005)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  268,385    $     1,929,316
Shares redeemed                          (2,041,274)       (14,372,378)
                                     ---------------    ---------------
Net decrease                             (1,772,889)    $  (12,443,062)
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
September 30, 2006                            Shares             Amount

Shares sold                                  142,057    $     1,032,929
Shares redeemed                          (1,211,368)        (9,265,083)
                                     ---------------    ---------------
Net decrease                             (1,069,311)    $   (8,232,154)
                                     ===============    ===============



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Notes to Financial Statements (concluded)


Class I Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  229,373    $     1,775,806
Shares redeemed                          (3,285,646)       (24,928,946)
                                     ---------------    ---------------
Net decrease                             (3,056,273)    $  (23,153,140)
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
September 30, 2006                            Shares             Amount

Shares sold                                   37,768    $       267,825
Shares redeemed                             (56,589)          (408,122)
                                     ---------------    ---------------
Net decrease                                (18,821)    $     (140,297)
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  127,808    $       908,669
Shares redeemed                            (110,700)          (777,193)
                                     ---------------    ---------------
Net increase                                  17,108    $       131,476
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) on Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended September 30, 2006.


6. Capital Loss Carryforward:
On March 31, 2006, the Fund had a net capital loss carryforward of $1,201,158,345, of which $14,668,131 expires in 2008, $37,623,208 expires in
2009, $918,433,560 expires in 2010, $226,710,557 expires in 2011 and
$3,722,889 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Dominic Vignola, Vice President and Portfolio Manager
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent

Pre Transaction
(Until September 29, 2006)
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484


Post Transaction
(After September 29, 2006)
PFPC Inc.
Wilmington, DE 19809



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Merrill Lynch Investment Managers, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Directors considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

* that in November 2005, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of the Fund's portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



In their deliberations, the directors considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. The directors were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the Transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Previous Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. The directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year-period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in person meeting held on August 14-16, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement and came to the same conclusion. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.




Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Log into your account



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios


BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios


BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios


BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios


BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++


   * See the prospectus for information on specific limitations on investments in the fund.

  ++ Mixed asset fund.

 +++ Tax-exempt fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                       SEPTEMBER 30, 2006


Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Global Technology Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Technology Fund, Inc.


Date: November 17, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Technology Fund, Inc.


Date: November 17, 2006


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Global Technology Fund, Inc.


Date: November 17, 2006